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                                                                   EXHIBIT 10(c)


                      EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                SYSCO CORPORATION


         1.    PURPOSE.

         This Employee Incentive Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain officers and other key executive employees of Sysco Corporation (the "Corporation"), or of its subsidiary corporations as that term is defined in Section 425(f) of the Internal Revenue Code of 1954 (the "Subsidiary" or "Subsidiaries"), or of its Operating Divisions as that term is defined in Subdivision (C) of Section 6(e)(2)(X) below (subsidiaries and Operating Divisions are herein collectively called "Subsidiaries") so that they may acquire or increase their proprietary interest in the Corporation, and to reward them properly for meritorious or profit producing services to the Corporation or the Subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Sec. 422A of the Internal Revenue Code of 1954, as amended by the Economic Recovery Act of 1951.

         2.    ADMINISTRATION.

         The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The action of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Each Director while a member of the Committee shall meet the definition of "disinterested person" contained in Rule 16b-3 of the Securities Exchange Commission. The Committee shall from time to time at its discretion designate the key executive employees who shall be granted options and the number of shares to be optioned to each.

         The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         3.    ELIGIBILITY.

         The persons who shall be eligible to receive options shall be such key executive employees (including officers, whether or not they are Directors) of the Corporation or its Subsidiaries as the Committee shall select from time to time ("Optionee" or "Optionees"). An



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Optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth.

         4.    STOCK.

         The stock subject to the options shall be shares of the Corporation's authorized and unissued or reacquired $1 par value common stock (the term "shares" as used herein shall refer to the said $1 par value common voting shares of the Corporation, and the term "Shares" shall refer to shares which are subject to an option granted under the Plan). The aggregate number of shares which may be issued under options pursuant to the Plan shall not exceed 600,000 shares. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Section 660 of the Plan.

         In the event that any outstanding option under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

         5.    ANNUAL LIMITATION.

         No Optionee shall be granted in any calendar year, options to purchase shares having an aggregate fair market value (determined at the date of grant of such options) in excess of (i) $100,000 plus (ii) with respect to each of the three preceding calendar years one-half of the difference between the aggregate fair market value determined (at the date of grant of the options) of the Shares for which the Optionee was granted options pursuant to this Plan in such year and $100,000; provided that any amount for any such year taken into account in determining the aggregate fair market value of Shares for which options are granted in a subsequent calendar year (the "First Carryover Year") shall not again be taken into account in a year subsequent to the First Carryover Year.

         6.    TERMS AND CONDITIONS OF OPTION.

         Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve which agreements shall contain specifically or be subject to the following terms and conditions:

               (a) Optionee's Agreement. Each Optionee shall agree to remain in the employ of and to render to the Corporation or its Subsidiaries, his services for a period of two years from the date of grant of the option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Optionee in its employ for any period.

               (b) Number of Shares. Each option shall state the number of Shares to which it pertains.

               (c) Option Price. Each option shall state the option price which shall be not less than 100% of the fair market value of the Shares subject to the option. Fair market value shall be determined by taking the mean between the highest and lowest quoted selling prices on the New York Stock Exchange on the date of grant for shares of the



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         Corporation of the same class as the Shares subject to the option, or, if there were no sales on such date on such Exchange, the value determined under Treasury Regulations 20.2031-2. Subject to the foregoing, the Committee, in fixing the option price, shall have full authority and discretion and be fully protected in doing so.

               (d) Medium and Time of Payment. The option price shall be payable on the exercise of the option and may be paid (i) in United States Dollars in cash or by check or (ii) by transferring a number of shares, valued as provided in Section 6(c) above, as of the date of transfer having a value equal the option price or (iii) by part payment in cash or by check as provided in (i) above and by payment of the balance by transferring shares to the Corporation as provided in (ii) above.

               (e) Conditions to Exercise of Options.

               (1) No option granted pursuant to this Plan shall be exercised in whole or in part more than ten years after it is granted and such option shall be subject to such further terms and conditions as to the time of its exercise as the Committee may prescribe.

               Notwithstanding anything to the contrary contained in this Plan or any limitations prescribed by the Committee as to the exercise of an option, all options previously granted under this Plan shall become immediately exercisable if a person or persons who are acting together for the purpose of acquiring shares of the Corporation to acquire beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of the Corporation.

               (2) In order to exercise an option granted hereunder, in whole or in part, all of the following conditions must be fulfilled at the time of exercise:

                   (X) The Optionee must be in the employ of the Corporation or one of its Subsidiaries. However, any Optionee who is totally and permanently disabled at the time of exercise of an option and who has ceased to work for the Corporation or one of its Subsidiaries as a result of which disability shall not be required to be employed by the Corporation at the time he exercises such option as long as he was employed by the Corporation or one of its Subsidiaries within one year prior to the date of exercise of such option. Permanent and total disability for such purposes shall mean that such Optionee, at the time he ceased his employment by the Corporation, was unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which could be expected to result in death or which at such time could be expected to last for a continuous period of not less than twelve
               (12) months. Such Optionee shall furnish proof of his disability in form and substance satisfactory to the Committee.

                   For all purposes of this Incentive Stock Option Plan: (A) an employee of an Operating Division (as hereinafter defined) shall be deemed to be an employee of a Subsidiary; (B) in the event of the liquidation or merger of a Subsidiary into the Corporation, employees of the merged or liquidated Subsidiary who continue



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               to be employed by an Operating Division of the corporation shall be deemed to be employees of a Subsidiary, and (C) an "Operating Division," of the Corporation is hereby defined as any separate, unincorporated business unit, section or component of the Corporation which has been designated as an "Operating Division" by the Directors or the Committee at the time of the grant of an option.

                   Neither the transfer of an employee from employment by one of the Corporation's Subsidiaries to another Subsidiary, nor the transfer of an employee from the employment by one of the Subsidiaries to the Corporation or by the Corporation to one of its Subsidiaries shall be deemed the termination of the employment of the employee by the Corporation or any of its Subsidiaries.

                   (Y) The Optionee shall have met any additional specific
               conditions imposed by the Committee at the time of the granting of the option. Such specific conditions may be in the form of achievement goals for the individual Optionee based upon predetermined minimum increases over a specified period or periods of time, in sales, gross profits, pre-tax earnings, productivity, or other goals or standards. The imposition of such achievement goals and conditions shall be in the sole discretion of the Committee, and such goals and conditions may differ between individual employees of the Corporation and/or its Subsidiaries; and between classes of employees of the Corporation and/or any Subsidiary, and between the employees of the Corporation, as a class, and the employees of the Subsidiaries as a class.

               (f) Prior Outstanding Option. No option (for purposes of this
         Section 6(f) called "New Option") shall be exercisable while there is outstanding any Incentive Stock Option (as defined in Section 422A of the Internal Revenue Code of 1954), which Incentive Stock Option was granted, before the granting of the New Option to the person to whom the New Option is granted, to purchase shares of the Corporation or in a corporation which at the time the New Option is granted, is a patent or subsidiary corporation (as those terms are defined in Section 425 of the Internal Revenue Code of 1954) of the Corporation, or is a predecessor corporation of the Corporation or such parent or subsidiary corporation. An incentive stock option shall be treated as outstanding until such option is exercised in full or expires by reason of a lapse of time.

               (g) Termination of Employment Except by Death. In the event that an Optionee shall cease to be employed by the Corporation or any of its Subsidiaries for any reason other than his death or disability as defined in Section 6(e)(2)(X) and shall be no longer in the employ of any of them, such Optionee shall not have the right to exercise the unexercised portion of the option and such portion of the option shall become null and void after such termination of employment. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, whose determination shall be final and conclusive.

               (h) Death of Optionee and Transfer of Option. If the Optionee shall die while in the employ of the Corporation or a Subsidiary and shall not have fully exercised the



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         option, the option may be exercised subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the Optionee's right to exercise such option had accrued pursuant to this Section 6 of the Plan at the time of his death and had not previously been exercised at any time within six months after the Optionee's death by the executors or administrators of the Optionee or by any person or persons who shall have acquired the option directly from the Optionee by request or inheritance.

               No option shall be transferable by the Optionee otherwise than by will or under the laws of descent and distribution.

               (i) Recapitalization. Subject to any required action by the stockholders, the number of shares covered by each outstanding option, and the price per Share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

               Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, provided that each Optionee shall, in such event, if a period of two years from the date of grant the option shall have expired, have the right immediately prior to such dissolution or liquidation or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part subject to the provisions of this Section 6 of the Plan.

               In the event of a change in the shares of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of the Plan.

               To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee whose determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Sec. 422A of the Internal Revenue code of 1954.

               Except as hereinbefore expressly provided in this Section 6, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation, and any issue


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         by the Corporation of shares of stock of any class, shall not affect and, no adjustment by reason thereof shall be made with respect to the number or price of Shares subject to the option.

               The grant of any option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets; provided, however, that if any such adjustment shall result in a fractional share for any optionee under any option hereunder, such fraction shall be completely disregarded and the optionee shall only be entitled to the whole number of shares resulting from such adjustment.

               (j) Rights as a Stockholder. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any Shares covered by his option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6 hereof.

               (k) Investment Purpose. The Company shall not be obligated to sell or issue any shares pursuant to any option unless the Shares with respect to which the option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended.

               Notwithstanding anything in the Plan to the contrary, each option under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the Shares subject to such Option are registered under the Securities Act of 1933, as amended, or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

               (l) Other Provisions. Options authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee or the Board of Directors of the Corporation shall deem advisable subject to any limitation on the discretion of the Board of Directors required by Rule 16b-3. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such Option will be an Incentive Stock Option as defined in Sec. 422A of the Internal Revenue Code of 1954 or to conform to any change in the law and shall not contain any provisions, restrictions or limitations which shall prevent such option from being an Incentive Stock Option as aforesaid.


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         7.    TERM OF PLAN.

         Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted or the date the Plan is approved by the Stockholders, whichever is earlier.

         8.    INDEMNIFICATION OF COMMITTEE.

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, a suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

         9.    AMENDMENT TO THE PLAN.

         The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which Options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of Incentive stock options as defined in Sec. 422A of the 1954 Internal Revenue Code.

         10.   APPLICATION OF FUNDS.

         The proceeds received by the Corporation from the sale of Shares pursuant to options will be used for general corporate purposes.

         11.   NO OBLIGATION TO EXERCISE OPTION.

         The granting of an option shall impose no obligation upon the Optionee to exercise such option.



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         12.   APPROVAL OF STOCKHOLDERS.

         The Plan shall not take effect until approved by the holders of a majority of the outstanding shares which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board of Directors.

         13.   LIMITATIONS ON GRANT OF OPTION.

         No option may be granted under this Plan to any person who owns, or who, by reason of the exercise of such option will own more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its parent or subsidiary, as provided in Section 422A(b)(6) of the Internal Revenue Code of 1954.



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